NOV Inc. First Quarter 2025 Earnings Presentation April 29, 2025 Exhibit 99.2

2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. This document contains, or has incorporated by reference, statements that are not historical facts, including estimates, projections, and statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often contain words such as “may,” “can,” “likely,” “believe,” “plan,” “predict,” “potential,” “will,” “intend,” “think,” “should,” “expect,” “anticipate,” “estimate,” “forecast,” “expectation,” “goal,” “outlook,” “projected,” “projections,” “target,” and other similar words, although some such statements are expressed differently. Other oral or written statements we release to the public may also contain forward-looking statements. Forward-looking statements involve risk and uncertainties and reflect our best judgment based on current information. You should be aware that our actual results could differ materially from results anticipated in such forward-looking statements due to a number of factors, including but not limited to changes in oil and gas prices, customer demand for our products, potential catastrophic events related to our operations, protection of intellectual property rights, compliance with laws, and worldwide economic activity, including matters related to recent Russian sanctions and changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs and their related impacts on the economy. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements. We undertake no obligation to update any such factors or forward-looking statements to reflect future events or developments. You should also consider carefully the statements under “Risk Factors,” as disclosed in our most recent Annual Report on Form 10-K, as updated in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K, which address additional factors that could cause our actual results to differ from those set forth in the forward-looking statements, as well as additional disclosures we make in our press releases and other securities filings. We also suggest that you listen to our quarterly earnings release conference calls with financial analysts. This presentation contains certain forward-looking non-GAAP financial measures, including Adjusted EBITDA. The Company has not provided a reconciliation of projected Adjusted EBITDA. Management cannot predict with a reasonable degree of accuracy certain of the necessary components of net income, such as other income (expense), which includes fluctuations in foreign currencies. As such, a reconciliation of projected Adjusted EBITDA to projected net income is not available without unreasonable effort. The actual amount of other income (expense), provision (benefit) for income taxes, equity income (loss) in unconsolidated affiliates, depreciation and amortization, and other amounts excluded from Adjusted EBITDA could have a significant impact on net income. Safe Harbor / Forward Looking Statements / Non-GAAP Financial Measures

2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved.    NOV delivers technology-driven solutions to empower the global energy industry. For more than 150 years, NOV has pioneered innovations that enable its customers to safely produce abundant energy while minimizing environmental impact. The energy industry depends on NOV’s deep expertise and technology to continually improve oilfield operations and assist in efforts to advance the energy transition towards a more sustainable future. NOV powers the industry that powers the world.

1 Adjusted EBITDA is a non-GAAP financial measures. See appendix for a reconciliation to the nearest GAAP measures. 2 Working capital intensity defined as working capital less cash, debt, and lease liabilities as a percentage of annualized revenue. 12.0% Adjusted EBITDA Margin1 +80 BPS YOY Working Capital Intensity2 520 basis point improvement YOY Capital Returned $81MM of share repurchases $28MM in dividends 30.7% $109MM First Quarter 2025 Highlights 2025 Earnings Presentation – 4/29/25 © 2025 NOV Inc. All rights reserved. 14th straight quarter of year-over-year Adjusted EBITDA margin improvement

Significant Achievements 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. Signed agreement with Petrobras to develop a flexible pipe design that combats CO2 stress corrosion cracking The development focuses on creating stainless steel armoring for flexible pipe used in high CO₂ deepwater applications. Stress corrosion cracking caused by CO₂ is a persistent challenge in subsea production operations. Awarded a Triethylene Glycol (TEG) gas dehydration project for a National Oil Company in the Middle East The TEG gas dehydration system will support natural gas development on land in the Middle East, strengthening NOV’s participation in an expanding segment of the energy industry. Supplied an integrated BHA that enabled a global service company to set field record in Middle East unconventional field NOV’s performance drill bits, drilling motors, and measurement-while-drilling technology are being supplied as an integrated bottom hole assembly (BHA) to a service company operating in a Middle East unconventional field. After completing 24 wells to date, this solution has enabled a rate of penetration field record for a 12-in. hole size.

Q1 2025 Consolidated Revenue  2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. $1.15B $992MM Energy Products and Services Energy Equipment (17)% 14.6% +39% 14.4% 39% North America 61% International 55% Land 45% Offshore $2.10B NOV 12.0% +5% Form 8-K containing earnings release for the first quarter of 2025 ended March 31, 2025. (2)% (3)% (2)% Year-on-Year EBITDA EBITDA % Year-on-Year Revenue

in millions 1Q25 Sequential Variance Year-Over-Year Variance Revenue $992 (6)% (2)% Adjusted EBITDA 145 (16)% (17)% Adjusted EBITDA % 14.6% -170 bps -250 bps Accelerating market adoption of newer performance technologies partially offset revenue declines due to lower industry activity. Lower volumes and a less favorable sales mix reduced profitability. 1Q25 Revenue Streams 30% Capital Equipment 52% Services and Rentals 18% Product Sales Energy Products and Services 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. Provides critical technologies consumed in the drilling, completion, and production processes

in millions 1Q25 Sequential Variance Year-Over-Year Variance Revenue $1,146 (11)% (3)% Adjusted EBITDA 165 (11)% +39% Adjusted EBITDA % 14.4% Flat +430 bps Ending Backlog 4,413 (0)% +12% Orders, net 437 (42)% +12% Book-to-Bill 80% Lower demand for aftermarket parts and services was partially offset by an increase in revenues out of backlog. Improved pricing of projects in our backlog and strong execution resulted in improved profitability. 1Q25 Revenue Streams 43% Aftermarket 57% Capital Equipment Energy Equipment 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. Designs, delivers, and supports advanced drilling, completion, and production solutions

Capital Allocation 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. NOV expects to return at least 50% of Excess Free Cash Flow1 1 NOV expects to return at least 50 percent of Excess Free Cash Flow (defined as cash flow from operations less capital expenditures and other investments, including acquisitions and divestitures) through a combination of quarterly base dividends, opportunistic stock buybacks, and a supplemental dividend to true-up returns to shareholders on an annual basis. 2 Subject to board approval, expect to pay a supplemental dividend of approximately $80 million in mid-June to true-up 2024 return of capital program to 50 percent of Excess Free Cash Flow. Maintain our asset base and invest in organic growth opportunities Enhance strategic growth initiatives Through base dividend, share repurchases, and annual supplemental dividend2 Balance Sheet Capex M&A Return Capital Investment grade rating critical to business model $84MM Capex in 1Q25 – Acquisitions net of divestitures in 1Q25 <1x Net debt leverage ratio <2x Gross debt leverage ratio as of 1Q25 $109MM Returned to shareholders in 1Q25

Outlook: Q2 2025 Outlook 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. Year-Over-Year (Q2’24 vs Q2’25) NOV Revenue Down one to four percent Adj. EBITDA $250 million - $280 million EPS Revenue Down five to eight percent Adj. EBITDA $140 million - $160 million EE Revenue Flat to up one percent Adj. EBITDA $155 million - $175 million Guidance is based on current outlook and plans and is subject to a number of known and unknown uncertainties and risks and constitutes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 as further described under "Safe Harbor / Forward Looking Statements / Non-GAAP Financial Measures". Actual results may differ materially from the guidance set forth above.

Appendix 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved.

Reconciliation of Net Income to Adjusted EBITDA (Unaudited) 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. In millions     Three Months Ended         March 31,     December 31,         2025     2024     2024     Revenue:                     Energy Products and Services   $ 992     $ 1,017     $ 1,060     Energy Equipment     1,146       1,178       1,287     Eliminations     (35)     (40)     (39)   Total revenue     2,103       2,155       2,308       Adjusted EBITDA:                   Energy Products and Services   $ 145     $ 174     $ 173   Energy Equipment     165       119       185   Eliminations and corporate costs     (58)     (52)     (56) Total Adjusted EBITDA   $ 252     $ 241     $ 302                     Adjusted EBITDA %:                     Energy Products and Services     14.6%     17.1%     16.3 %   Energy Equipment     14.4%     10.1%     14.4 %   Corporate     —       —       —     Total Adjusted EBITDA %     12.0%     11.2%     13.1 %                       Reconciliation of Adjusted EBITDA:                     GAAP net income attributable to Company   $ 73     $ 119     $ 160     Noncontrolling interests     1       2       1     Provision for income taxes     47       44       38     Interest and financial costs     22       24       24     Interest income     (11)     (8)     (11)   Equity (income) loss in unconsolidated affiliates     —       (29)     1     Other (income) expense, net     20       10       (6)   Gain on sales of fixed assets     (2)     (1)     —     Depreciation and amortization     89       83       88     Other items, net     13       (3)     7     Total Adjusted EBITDA   $ 252     $ 241     $ 302

Reconciliation of Cash Flows from Operating Activities to Free Cash Flow (Unaudited) 2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved. In millions     Three Months Ended       March 31,       2025     2024                 Total cash flows provided by (used in) operating activities   $ 135     $ (78) Capital expenditures     (84)     (69) Free Cash Flow   $ 51     $ (147) Business acquisitions, net of cash acquired     —       (243) Excess Free Cash Flow   $ 51     $ (390)

2025 Earnings Presentation – 4/29/2025 © 2025 NOV Inc. All rights reserved.